SCUDDER
INVESTMENTS(SM)
[LOGO]

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EQUITY/GROWTH
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Scudder Large Company Growth Fund
Fund #060

Semiannual Report
January 31, 2000

A fund seeking long-term growth of capital by investing at least 65% of its net assets in large U.S. companies (those with a market value of $1 billion or more).

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      14   Glossary of Investment Terms

                      15   Investment Portfolio

                      19   Financial Statements

                      22   Financial Highlights

                      24   Notes to Financial Statements

                      29   Officers and Trustees

                      30   Investment Products and Services

                      32   Scudder Solutions

Scudder Large Company Growth Fund
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ticker symbol       SCQGX                                   fund number      060
--------------------------------------------------------------------------------

Date of             o    The fund, which invests primarily in fast-growing,
Inception:               large-cap companies, was ideally positioned to benefit
5/15/91                  from the favorable market environment of the last six
                         months.
Total Net
Assets as of        o    Strong stock selection, particularly in the technology
1/31/00:                 sector, enabled the fund to beat the return of its
$1.2 billion             benchmark -- the Russell 1000 Growth Index -- for the
                         period.

                    o Scudder Large Company Growth Fund received a four-star overall ranking from Morningstar(TM) for the period ended January 31, 2000,^1 and was ranked in the top half of its peer group for the one-, three-, and five-year periods ended on the same date, as calculated by Lipper Analytical Services.^2

^1 Morningstar proprietary rankings reflect historical risk-adjusted performance as of January 31, 2000. The ratings are subject to change every month. Morningstar ratings are calculated from the fund's 3- and 5-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Past performance is no guarantee of future results. Scudder Large Company Growth Fund received 4 stars for the 3- and 5-year periods. The top 10% of funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. Scudder Large Company Growth Fund was rated among 3533 and 2215 domestic growth funds for the 3- and 5-year periods, respectively, in its broad asset class. Not all Scudder Funds receive 4- and 5-star ratings. Ratings are subject to change.

^2 Source: Lipper Analytical Services, Inc., is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended January 31, 2000, Scudder Large Company Growth Fund's Lipper ranking was 202 out of 428 funds for the one-year period, 102 out of 270 funds for the three-year period, and 75 out of 175 for the five-year period.

Letter from the Fund's President
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Dear Shareholders,

During a period in which the stock prices of countless companies have soared on the basis of pure expectation or simply a good "story," it is easy to forget that over the long term, earnings growth is the fundamental driver of stock price performance. Although the growing popularity of day trading and the media's minute-by-minute coverage of the markets has given rise to a short-term mentality among investors, it is important to remember that to purchase stock is to gain actual ownership of a company. Since a firm's profits are ultimately the source of its intrinsic worth, companies with suspect earnings will often lose value even if they are one of the market's "hot" stocks at a given point in time. However, those that produce strong, steady earnings quarter after quarter often evolve into the market's top performers.

For that reason, the management team of Scudder Large Company Growth Fund seeks to invest in companies whose strong franchises or dominant market shares should facilitate powerful earnings growth over time. While growth stocks won't always lead the market by as wide of a margin as they have during the past two years, we believe that the sector will remain a critical component of a long-term investment plan.

Over the most recent six-month period, Scudder Large Company Growth Fund again outperformed both its benchmark and its peers. For a detailed discussion of management's investment strategy and portfolio positioning, please turn to the Portfolio Management Discussion with Valerie Malter and George Fraise that begins on page 10.

Thank you for your continued investment in Scudder Large Company Growth Fund. For current information on the fund or your account, visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including the most recent fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with the one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Lynn S. Birdsong
Lynn S. Birdsong
President,
Scudder Large Company Growth Fund

Performance Update
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                                                                January 31, 2000

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Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE


     Scudder Large Company
     Growth Fund -- Scudder Shares      Russel 1000 Growth Index*

          5/91**  10000                        10000
            92    11811                        11233
            93    12993                        11949
            94    13400                        12726
            95    13152                        13042
            96    17642                        18105
            97    21549                        23080
            98    27156                        28984
            99    37702                        41326
            00    46282                        49534

                  Yearly periods ended January 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                            Total Return
                               Growth of                                 Average
Period ended 1/31/2000         $10,000              Cumulative           Annual
--------------------------------------------------------------------------------
Scudder Large Company Growth Fund -- Scudder Shares
--------------------------------------------------------------------------------
1 year                         $  12,276              22.76%             22.76%
--------------------------------------------------------------------------------
5 year                         $  35,191             251.91%             28.61%
--------------------------------------------------------------------------------
Life of Fund**                 $  48,326             383.26%             19.80%
--------------------------------------------------------------------------------
Russell 1000 Growth Index*
--------------------------------------------------------------------------------
1 year                         $  11,986              19.86%             19.86%
--------------------------------------------------------------------------------
5 year                         $  37,980             279.80%             30.57%
--------------------------------------------------------------------------------
Life of Fund**                 $  49,534             395.34%             20.25%
--------------------------------------------------------------------------------

* The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on May 15, 1991. Index comparisons begin May 31, 1991.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                  Yearly periods ended January 31

     Scudder Large Company
     Growth Fund -- Scudder Shares      Russell 1000 Growth Index*

         1992**    23.33                           12.33
         1993      10.00                            6.37
         1994       3.13                            6.50
         1995      -1.85                            2.48
         1996      34.14                           38.82
         1997      22.15                           27.48
         1998      26.03                           25.58
         1999      38.83                           42.58
         2000      22.76                           19.86


              1992**  1993    1994   1995    1996   1997    1998    1999   2000
--------------------------------------------------------------------------------
Fund Total
Return (%)     23.33  10.00    3.13  -1.85   34.14  22.15   26.03   38.83  22.76
--------------------------------------------------------------------------------
Index Total
Return (%)     12.33   6.37    6.50   2.48   38.82  27.48   25.58   42.58  19.86
--------------------------------------------------------------------------------
Net Asset
Value ($)      14.75  16.20   16.39  14.82   19.11  21.47   25.54   33.65  40.71
--------------------------------------------------------------------------------
Income
Dividends ($)   0.03   0.03    0.08   0.15    0.14     --      --      --     --
--------------------------------------------------------------------------------
Capital Gains
Distributions($)0.02     --    0.24   1.09    0.60   1.77    1.46    1.71   0.59
--------------------------------------------------------------------------------
* The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on May 15, 1991. Index comparisons begin May 31, 1991.

     On March 1, 1997, the Fund adopted its current name. Prior to that date, the Fund was known as Scudder Quality Growth Fund. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the life of Fund would have been lower.

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Portfolio Summary
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                                                                January 31, 2000

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Asset Allocation
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW.

CommonMStock]               95%
Cash Equivalents             5%
--------------------------------
                           100%
--------------------------------

Management seeks to remain as close to fully invested in equities as possible.


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Sectors
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(Excludes 5% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Technology                  37%
Health                      16%
Consumer Discretionary      10%
Consumer Staples             8%
Media                        8%
Manufacturing                7%
Service Industries           6%
Financial                    4%
Communications               3%
Energy                       1%
--------------------------------
                           100%
--------------------------------

The fund's position in technology stocks was an important element of its strong performance.

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Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(37% of Portfolio)

Top holdings reflect a focus on stocks that have produced strong, steady earnings quarter after quarter.

1.   Cisco Systems, Inc.
     Manufacturer of computer network products

2.   Microsoft Corp.
     Developer of computer software

3.   Intel Corp.
     Producer of semiconductor memory circuits

4.   Sun Microsystems, Inc.
     Manufacturer of high-performance workstations, servers, and software

5.   General Electric Co.
     Producer of electrical equipment

6.   Pfizer, Inc.
     International pharmaceutical company

7.   Home Depot, Inc.
     Building materials and home improvement stores

8.   Medtronic, Inc.
     Manufacturer of cardiac pacemakers

9.   EMC Corp.
     Manufacturer of enhancement products for computer systems

10.  Merck & Co., Inc.
     Drug manufacturer

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
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                                                                January 31, 2000

In the following interview, Valerie F. Malter and George P. Fraise, portfolio managers of Scudder Large Company Growth Fund, discuss the recent market environment and the fund's current investment strategy.

Q: Growth stocks provided impressive performance again over the past year, particularly in the fourth quarter of 1999. Could you put this move in perspective?

A: This has been an incredible period for growth stocks, in terms of both their performance and their volatility. Rarely have there been such extreme rotations from growth to value and from large caps to small caps, and rarely have so many large cap stocks provided such spectacular performance. In 1999, 35 stocks in the Russell 1000 Growth Index appreciated more than 300%, and that figure doesn't even include the initial public offerings that came to market after the first of the year. Six appreciated more than ten times, with QUALCOMM leading the pack with gains of over 2400%, the best twelve-month performance of a large-cap stock in recent history. This trend has cooled somewhat in 2000, with large caps posting more muted returns in relation to selected small cap growth stocks.

The upward bias of the growth segment has been a function of the stable economic backdrop and the market-friendly policies of the Federal Reserve. While the market did have to absorb four quarter-point interest rate hikes over the course of the period, the level of interest rates remains relatively low, economic growth is still at manageable levels, and despite the lowest level of unemployment in thirty years, inflation remains under control. Another key driver of the market has been the strong cash inflows from individuals and 401(k) plans.

In many cases, growth companies have fundamentally outperformed expectations, and their stock prices have reflected it. In other cases, there has appeared to be something of a "tulip bulb" craze going on, with some stocks posting incredible performance for no obvious analytical reason. Many Internet and networking start-ups, without much to speak of in the way of revenues and profits, have come to market commanding huge -- and in our opinion, unreasonable -- multiples. For those of us who prefer to invest in companies with tangible profit or free cash flow, this new age is truly a wonder.

Q: How has the fund performed over the period?

A: For the twelve-month period ended January 31, 2000, the fund returned 22.76%, which compares favorably with the 19.86% return of its unmanaged benchmark, the Russell 1000 Growth Index, as well as the 10.34% return of the S&P 500 Index. The fund also performed well against its peers, finishing in the top 32% of growth funds, as calculated by Lipper Analytical Services. We have also outperformed the group median over the one-, three-, and five-year periods. In addition, the fund has been awarded a four-star overall ranking from Morningstar(TM). We believe that the fund's performance can be attributed to strong stock selection across all sectors of the market.

Q: What sectors provided the biggest boost to performance?

A: Fund returns were boosted by our overweight position in technology stocks, particularly those in the networking and communications areas. Our top holdings in this sector include such star performers as QUALCOMM, JDS Uniphase, Cisco Systems, Sun Microsystems, EMC, America Online, and Motorola. All were up well in excess of the benchmark and were unbelievable performers. We continue to utilize a strategy of buying and holding the highest quality companies we can find within each subsector of the technology group. Since we implemented this strategy in June of 1998, our technology holdings have been positive contributors to portfolio outperformance in every quarter. The fund's position in the media and broadcasting group has also done extremely well behind the strong gains in Liberty Media, Clear Channel Communications, Univision, and Omnicom.

Performance was also boosted by the fund's investments in the top companies in sectors that did not participate in the market's rally in 1999. For instance, retailers were mixed, but our two largest positions in the sector were in Home Depot and Wal-Mart, two companies that rose on the strength of outstanding operating results. The fund's largest position in the lagging consumer staples sector was Colgate-Palmolive, one of the few stocks in the group that outperformed. In fact, it was the only stock among the 35 in the sector to outperform the Russell 1000 Growth Index during 1999. We feel that this illustrates the fact that you can even find winning stocks in weak sectors if you focus on companies with steady earnings growth.

On the down side, health care stocks performed poorly as a group, particularly the large pharmaceutical stocks. Fears that the presidential candidates will make health care reform a key issue in the 2000 election combined with slowing growth rates, fewer takeovers, and the expirations of key patents to depress the sector. In August, we elected to cut back on the fund's exposure to pharmaceuticals (by selling Smith Kline Beecham and Eli Lilly) and add to our holdings in biotechnology (through our purchases of Medimmune and Immunex). Since then, the drug stocks have been flat while the biotech sector has soared. The fund is currently underweight in pharmaceuticals and intends to remain so for the time being.

Q: What is your outlook for the market from here?

A: As in every investment environment, there appear to be both positive and negative forces at work that could influence the movement of stock prices over the near term. On the positive side, the economy is strong and consumer confidence is high. This dynamic creates a positive demand picture, which bodes well for the revenue growth of our fund holdings. The global economies are also in recovery mode, which at some point should greatly aid the consumer and industrial multinational companies dependent on strength in those markets.

On the other hand, there are several reasons to be concerned about the outlook for growth stocks. First, the Federal Reserve is expected to raise rates several times in the coming months, which will be a significant negative for high P/E stocks. The higher rates go, the less attractive "expensive" stocks become, even if they had strong underlying fundamentals. Second, while we have never believed that valuation alone can be a catalyst for determining whether an investment style will outperform, we can't help but notice the incredible valuation dispersion between growth and value stocks. In an environment of rising interest rates, richly valued stocks become more vulnerable.

As a result, we do not expect another year of 30%+ gains, and we anticipate more of the same in terms of volatility. None of these expectations have caused us to revisit our investment strategy, however. We will continue to do what we have always done -- invest stock by stock with an eye toward risk control.

As we have discussed in previous reports, our process and discipline are geared toward making sure the portfolio holds the top growth companies available in the market today. We will not time the market or change our style as a result of shifts in the external market environment. While we are aware of the risks involved with managing the portfolio in this manner, we are confident that our approach to selecting growth stocks will allow the fund to outperform over the long term.

Glossary of Investment Terms
--------------------------------------------------------------------------------

             Consumer Products bought by consumers that are expected to last Non-durables less than three years, such as food and drugs. Sales of non-durables generally tend to be less sensitive to economic fluctuations.

             Consumer Products purchased by consumers on a regular basis, such
              Staples as food, beverages, alcohol, and tobacco. In the
                      aggregate, sales of consumer staples tend to be steady and less sensitive to economic fluctuations.

         Growth Stock Stock of a company that has displayed above average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

       Price/Earnings A widely used gauge of a stock's valuation that indicates
          Ratio (also what investors are paying for a company's earning power at
            "earnings the current stock price. A P/E ratio may be based on a multiple") company's projected earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointment.

            Weighting Refers to the allocation of assets -- usually in terms of (over/under) sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                          as of January 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                        Principal
                                                        Amount ($)     Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 4.7%
--------------------------------------------------------------------------------

Donaldson, Lufkin and Jenrette, 5.7%, to be
 repurchased at $57,078,036 on 2/1/2000,
 (Cost $57,069,000)** ......................        57,069,000        57,069,000

                                                       Shares
--------------------------------------------------------------------------------
Common Stocks 95.3%
--------------------------------------------------------------------------------
Consumer Discretionary 9.5%
Department & Chain Stores 8.1%
Costco Wholesale Corp.* ....................           358,000        17,519,625
Gap, Inc. ..................................           229,550        10,258,016
Home Depot, Inc. ...........................           542,825        30,737,466
Target Corp. ...............................           196,250        12,927,969
Wal-Mart Stores, Inc. ......................           480,550        26,310,113
                                                                      ----------
                                                                      97,753,189
Recreational Products 0.6%                                            ----------
Premier Parks, Inc.* .......................           261,000         7,324,313
                                                                      ----------
Specialty Retail 0.8%
Circuit City Stores, Inc. ..................           261,000        10,048,500
                                                                      ----------
Consumer Staples 7.4%
Food & Beverage 2.1%
Bestfoods ..................................           223,950         9,741,825
PepsiCo, Inc. ..............................           463,140        15,804,653
                                                                      ----------
                                                                      25,546,478
Package Goods/Cosmetics 5.3%                                          ----------
Colgate-Palmolive Co. ......................           277,450        16,438,913
Estee Lauder Companies "A" .................           305,700        15,628,913
Gillette Co. ...............................           287,800        10,828,475
Procter & Gamble Co. .......................           204,850        20,664,244
                                                                      ----------
                                                                      63,560,545
Health 15.0%                                                          ----------
Biotechnology 2.5%
Biogen, Inc.* ..............................            81,700         7,046,625
Immunex Corp.* .............................            89,000        11,636,750

    The accompanying notes are an integral part of the financial statements.

                                                          Shares       Value ($)
--------------------------------------------------------------------------------
MedImmune, Inc.* ...............................          81,650      11,920,900
                                                                     -----------
                                                                      30,604,275
Medical Supply & Specialty 2.5%                                      -----------
Medtronic, Inc. ................................         659,688      30,180,726
                                                                     -----------
Pharmaceuticals 10.0%
Allergan, Inc. .................................         209,500      11,941,495
Bristol-Myers Squibb Co. .......................         172,800      11,404,800
Johnson & Johnson ..............................         197,200      16,971,525
Merck & Co., Inc. ..............................         343,100      27,040,569
Pfizer, Inc. ...................................         884,350      32,168,231
Warner-Lambert Co. .............................         224,000      21,266,000
                                                                     -----------
                                                                     120,792,620
Communications 2.8%                                                  -----------
Telephone/Communications 2.3%
JDS Uniphase Corp.* ............................         102,050      20,811,822
MCI WorldCom, Inc.* ............................         142,775       6,558,727
                                                                     -----------
                                                                      27,370,549
Miscellaneous 0.5%                                                   -----------

American Tower Systems Corp. Class "A"* ........         182,100       6,487,313
Financial 3.5%
Insurance 1.9%
American International Group, Inc. .............         225,258      23,454,989

Consumer Finance 1.6%
American Express Co. ...........................          67,200      11,075,400
Capital One Finance Corp. ......................         200,550       8,222,550
                                                                     -----------
                                                                      19,297,950
Media 7.6%                                                           -----------
Advertising 1.4%
Omnicom Group, Inc. ............................         188,050      17,617,934
                                                                     -----------
Broadcasting & Entertainment 4.4%
Clear Channel Communications, Inc.* ............         284,200      24,547,775
Infinity Broadcasting Corp.* ...................         425,596      13,831,870
Univision Communication, Inc.* .................         135,550      14,520,794
                                                                     -----------
                                                                      52,900,439
Cable Television 1.8%                                                -----------
AT&T Corp-- Liberty Media Group* ...............         275,400      14,079,825

    The accompanying notes are an integral part of the financial statements.

                                                           Shares      Value ($)
--------------------------------------------------------------------------------
EchoStar Communications Corp. "A"* .............          93,200       7,589,975
                                                                     -----------
                                                                      21,669,800
Service Industries 5.7%                                              -----------
EDP Services 3.4%
Electronic Data Systems Corp. ..................         352,450      23,834,431
PSINet, Inc.* ..................................         220,550      17,616,431
                                                                     -----------
                                                                      41,450,862
Investment 1.8%                                                      -----------
Charles Schwab Corp. ...........................         217,400       7,839,988
Morgan Stanley Dean Witter & Co. ...............         205,000      13,581,250
                                                                     -----------
                                                                      21,421,238
Miscellaneous Consumer Services 0.5%                                 -----------
eBay, Inc.* ....................................          40,450       6,070,028
                                                                     -----------
Manufacturing 6.9%
Diversified Manufacturing 1.6%
Honeywell International, Inc. ..................         189,600       9,100,800
Textron, Inc. ..................................         174,200      10,397,563
                                                                     -----------
                                                                      19,498,363
Electrical Products 4.0%                                             -----------
General Electric Co. ...........................         358,300      47,788,263
                                                                     -----------
Industrial Specialty 1.3%
QUALCOMM Inc.* .................................         122,850      15,601,950
                                                                     -----------
Technology 35.8%
Computer Software 9.2%
America Online, Inc.* ..........................         468,150      26,655,290
Computer Associates International, Inc. ........         172,300      11,834,856
Microsoft Corp.* ...............................         647,400      63,364,275
Oracle Corp.* ..................................         203,900      10,185,442
                                                                     -----------
                                                                     112,039,863
Diverse Electronic Products 4.2%                                     -----------
Applied Materials, Inc.* .......................         152,650      20,951,213
Motorola, Inc. .................................         107,200      14,659,600
Teradyne, Inc.* ................................         235,200      15,229,200
                                                                     -----------
                                                                      50,840,013
EDP Peripherals 3.4%                                                 -----------
Ariba, Inc.* ...................................          71,400      11,611,425
EMC Corp.* .....................................         278,750      29,686,875
                                                                     -----------
                                                                      41,298,300
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

                                                           Shares      Value ($)
--------------------------------------------------------------------------------
Electronic Components/Distributors 6.6%
Cisco Systems, Inc.* ...........................         728,400      79,759,800
                                                                      ----------
Electronic Data Processing 5.2%
International Business Machines Corp. ..........         115,900      13,002,531
Sun Microsystems, Inc.* ........................         629,900      49,486,519
                                                                      ----------
                                                                      62,489,050
Semiconductors 7.2%                                                   ----------
Intel Corp. ....................................         613,550      60,703,103
Linear Technology Corp. ........................         159,100      15,064,781
Vitesse Semiconductor Corp.* ...................         257,450      11,199,075
                                                                      ----------
                                                                      86,966,959
Energy 1.1%                                                           ----------
Oilfield Services/Equipment
Schlumberger Ltd. ..............................         209,500      12,792,594
                                                                      ----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $719,747,907)                            1,152,626,903
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $776,816,907) (a)        1,209,695,903
--------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $798,186,209. At January 31, 2000, net unrealized appreciation for all securities based on tax cost was $411,509,694. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $430,820,658 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $19,310,964.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of January 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value
 (cost $776,816,907) ....................................       $ 1,209,695,903
Receivable for investments sold .........................               565,362
Receivable for Fund shares sold .........................               179,665
Dividends receivable ....................................               225,135
Other assets ............................................                 1,405
                                                                ---------------
Total assets ............................................         1,210,667,470

Liabilities
--------------------------------------------------------------------------------
Due to custodian bank ...................................                14,817
Accrued management fee ..................................               719,524
Other accrued expenses and payables .....................             1,356,601
                                                                ---------------
Total liabilities .......................................             2,090,942
--------------------------------------------------------------------------------
Net assets, at value                                            $ 1,208,576,528
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss .........................            (2,589,129)
Net unrealized appreciation (depreciation)
 on investments .........................................           432,878,996
Accumulated net realized gain (loss) ....................            16,694,803
Paid-in capital .........................................           761,591,858
--------------------------------------------------------------------------------
Net assets, at value                                            $ 1,208,576,528
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Scudder Shares
Net asset value, offering and redemption price per share
 ($1,168,293,746 / 28,697,839 outstanding shares of
 beneficial interest, $.01 par value, unlimited number           ---------------
 of shares authorized)...................................        $       $40.71
Class R Shares                                                   ---------------

Net asset value, offering and redemption price per share
 ($40,282,782 / 990,856 outstanding shares of beneficial
 interest, $.01 par value, unlimited number of shares            ---------------
 authorized) ............................................        $       $40.65
                                                                ---------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months January 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Dividends .................................................         $ 2,031,311
Interest ..................................................           1,286,193
                                                                    -----------
Total income ..............................................           3,317,504
                                                                    -----------
Expenses:
Management fee ............................................           3,506,008
Services to shareholders ..................................           2,138,623
Custodian and accounting fees .............................              73,419
Administrative services fees ..............................              17,006
Trustees' fees and expenses ...............................              25,867
Auditing ..................................................              22,057
Reports to shareholders ...................................              68,833
Legal .....................................................              12,546
Registration fees .........................................              53,474
Other expenses ............................................               2,580
                                                                    -----------
Total expenses, before expense reductions .................           5,920,413
Expense reductions ........................................             (13,780)
                                                                     -----------
Total expenses, after expense reductions ..................           5,906,633
--------------------------------------------------------------------------------
Net investment income (loss)                                         (2,589,129)
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments .................          19,681,785
Net unrealized appreciation (depreciation) during the period
 on investments ...........................................         193,959,778

--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          213,641,563
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $  211,052,434
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


-------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------
                                         Six Months
                                           Ended
                                         January 31,        Nine Months         Year Ended
Increase (Decrease) in Net                  2000           Ended July 31,       October 31,
Assets                                   (Unaudited)       1999 (Note A)          1998
-------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ....   $    (2,589,129)   $    (2,513,387)   $      (213,021)
Net realized gain (loss) on
 investment transactions ........        19,681,785         16,822,623         31,321,568
Net unrealized appreciation
 (depreciation) on investment
 transactions during the period .       193,959,778        116,057,567         35,342,915
                                    ---------------    ---------------    ---------------
Net increase (decrease) in net
 assets resulting from operations       211,052,434        130,366,803         66,451,462
                                    ---------------    ---------------    ---------------
Distributions to shareholders:
From net realized gains:
Scudder Shares ..................       (15,765,609)       (32,234,768)       (16,858,738)
                                    ---------------    ---------------    ---------------
Class R Shares ..................          (293,253)                --                 --
                                    ---------------    ---------------    ---------------
Fund share transactions:
Proceeds from shares sold .......       374,896,357        476,042,466        297,954,229
Reinvestment of distributions ...        15,734,790         31,494,884         16,409,785
Cost of shares redeemed .........      (206,362,638)      (278,510,744)      (149,865,907)
                                    ---------------    ---------------    ---------------
Net increase (decrease) in net
 assets from Fund share
 transactions ...................       184,268,509        229,026,606        164,498,107
                                    ---------------    ---------------    ---------------
Increase (decrease) in net assets       379,262,081        327,158,641        214,090,831
Net assets at beginning of period       829,314,447        502,155,806        288,064,975
Net assets at end of period
 (including accumulated net
 realized loss of $2,589,129 at     ---------------    ---------------    ---------------
 January 31, 2000) ..............   $ 1,208,576,528    $   829,314,447    $   502,155,806
                                    ---------------    ---------------    ---------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------
                      2000(a)(b1999(a)(c)1998(a)(d1997(a)(d)1996(a)(d1995(d) 1994(d)
------------------------------------------------------------------------------------
Net asset value,
beginning of period   $33.35   $28.17    $25.10   $21.19    $18.44   $16.17  $16.42
                      --------------------------------------------------------------
Income (loss) from
investment operations:

  Net investment
  income (loss)         (.10)    (.11)     (.02)    (.01)      .08      .11     .16

  Net realized and
  unrealized gain
  (loss) on investment
  transactions          7.85     7.00      4.55     5.69      3.41     3.40    (.09)
                      --------------------------------------------------------------

  Total from
  investment operations 7.95     6.89      4.53     5.68      3.49     3.51     .07

Less distributions:

  From net investment
  income                  --       --        --       --      (.14)    (.15)   (.08)

  From net realized
  gains on investment
  transactions          (.59)   (1.71)    (1.46)   (1.77)     (.60)   (1.09)   (.24)
                      --------------------------------------------------------------

  Total distributions   (.59)   (1.71)    (1.46)   (1.77)     (.74)   (1.24)   (.32)

Net asset value, end
of period             $40.71   $33.35    $28.17   $25.10    $21.19   $18.44  $16.17
                      --------------------------------------------------------------
Total Return (%)       23.82**  24.83**   18.86    28.84     19.49    23.78     .39

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------------
Net assets, end of
period ($ millions)    1,168      829       502      288       221      173     113

Ratio of expenses (%)   1.18*    1.23*     1.19     1.21      1.07     1.17    1.25

Ratio of net
investment income
(loss) (%)              (.51)*   (.46)*    (.06)    (.05)      .41      .71     .96

Portfolio turnover
rate (%)                 55*      63*       54       68        69       92      120

(a)  Based on monthly average shares outstanding during the period.

(b)  For the six months ended January 31, 2000 (Unaudited).

(c) For the nine months ended July 31, 1999. On August 10, 1998, the Trustees of the Fund changed the fiscal year end from October 31 to July 31.

(d)  For the year ended October 31.

*    Annualized

**   Not annualized

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class R Shares

------------------------------------------------------------------------------------
                                                                           1999(b)
------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $33.27
                                                                          ----------
Income (loss) from investment operations:

  Net investment income (loss) (a)                                          (.14)

  Net realized and unrealized gain (loss) on investment transactions        7.83
                                                                          ----------
  Total from investment operations                                          7.97

Less distributions from:

  Net investment income                                                      --

  Net realized gains on investment transactions                             (.59)
                                                                          ----------
  Total distributions                                                       (.59)

Net asset value, end of period                                            $40.65
                                                                          ----------
Total Return (%)                                                           23.98**

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        40

Ratio of expenses (%)                                                       1.39*

Ratio of net investment income (loss) (%)                                   (.74)*

Portfolio turnover rate (%)                                                  55*

(a)  Based on monthly average shares outstanding during the period.

(b) For the period August 2, 1999 (commencement of Class R Shares) to January 31, 2000 (Unaudited).

*    Annualized

**   Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Large Company Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Massachusetts business trust.

On August 10, 1998, the Trustees of the Fund changed the fiscal year end from October 31 to July 31.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Effective August 2, 1999, the Fund offers two classes of shares: Scudder Shares and Class R shares. Class R Shares are available for purchase by participants of certain employer-sponsored retirement plans.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as shareholder services, administrative services, and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

For the six months ended January 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $413,844,864 and $260,467,809, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser") the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% of the Fund's average daily net assets computed and accrued daily and payable monthly. For the six months ended January 31, 2000, the fee pursuant to the Agreement amounted to $3,506,008.

Administrative Services Fees. Kemper Distributors, Inc. ("KDI"), an affiliate of the Adviser, provides information and administrative services to Class R Shareholders at an annual rate of up to 0.25% of average daily net assets for the class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the period August 2, 1999 through January 31, 2000, the Administrative Services Fee was as follows:

                                                                      Unpaid at
                                        Total        Fees Waived     January 31,
Administrative Services Fees         Aggregated         by KDI           2000
--------------------------------------------------------------------------------
Class R ....................       $       17,006             --     $    17,006

Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Class R Shares. During the first year of operations for Class R shares, shareholder services fees will be accrued at a rate of 0.35%. For the period August 2, 1999 through January 31, 2000, the amount charged to Class R Shares aggregated $23,782 of which $22,441 is unpaid at January 31, 2000. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Scudder Shares of the Fund. For the six months ended January 31, 2000, the amount charged to the Scudder Shares of the Fund by SSC aggregated $569,536, of which $320,511 is unpaid at January 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended January 31, 2000, the amount charged to the Fund by STC aggregated $1,065,272, of which $566,338 was unpaid at January 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended January 31, 2000, the amount charged to the Fund by SFAC aggregated $64,091, of which $12,814 was unpaid at January 31, 2000.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Scudder class of the underlying Funds based on each Underlying Funds' proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to such Scudder class of the underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Scudder class of underlying Funds. For the six months ended January 31, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $216,660.

The Trust pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended January 31, 2000, Trustees fees and expenses for the Trust aggregated $25,867.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the six months ended the Fund's custodian and transfer agent fees were reduced by $1,279 and $12,501, respectively, under these arrangements.

E. Share Transactions

                            Six Months Ended                   Nine Months Ended
                            January 31, 2000                     July 31, 1999
                    ----------------------------------  --------------------------------
                        Shares          Dollars          Shares          Dollars

Shares sold
----------------------------------------------------------------------------------------
Scudder Shares .....     8,649,898  $  327,124,951       14,423,168   $  476,042,466

Class R* ...........     1,250,950      47,771,406               --               --

                                    $  374,896,357                    $  476,042,466

Shares issued to shareholders in reinvestment of distributions
----------------------------------------------------------------------------------------
Scudder Shares .....       384,213  $   15,441,549          989,473   $   31,494,884

Class R* ...........         7,304         293,241               --               --

                                    $   15,734,790                    $   31,494,884

Shares redeemed
----------------------------------------------------------------------------------------
Scudder Shares .....   (5,199,953)  $(196,117,977)      (8,377,733)   $(278,510,744)

Class R* ...........     (267,398)    (10,244,661)               --               --

                                    $(206,362,638)                    $(278,510,744)

Net increase (decrease)
----------------------------------------------------------------------------------------
Scudder Shares           3,834,158  $  146,448,523        7,034,908   $  229,026,606

Class R*                   990,856      37,819,986               --               --

                                    $  184,268,509                    $  229,026,606

* For the period August 2, 1999 (commencement of sale of Class R Shares) to January 31, 2000.

F. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Officers and Trustees
--------------------------------------------------------------------------------

Lynn S. Birdsong*

o     President and Trustee

Henry P. Becton, Jr.

o     Trustee; President and General
      Manager, WGBH Educational
      Foundation

Dawn-Marie Driscoll

o     Trustee; Executive Fellow, Center
      for Business Ethics, Bentley
      College; President, Driscoll
      Associates

Peter B. Freeman

o     Trustee; Corporate Director and
      Trustee

George M. Lovejoy, Jr.

o     Trustee; President and Director,
      Fifty Associates

Wesley W. Marple, Jr.

o     Trustee; Professor of Business
      Administration, Northeastern
      University

Kathryn L. Quirk*

o     Trustee, Vice President and
      Assistant Secretary

Jean C. Tempel

o     Trustee; Venture Partner,
      Internet Capital Group

Bruce F. Beaty*

o     Vice President

Jennifer P. Carter*

o     Vice President

James M. Eysenbach*

o     Vice President

William F. Gadsden*

o     Vice President

Valerie F. Malter*

o     Vice President

Ann M. McCreary*

o     Vice President

Kathleen T. Millard*

o     Vice President

Robert C. Peck*

o     Vice President

Robert Tymoczko*

o     Vice President

John Millette*

o     Vice President and Secretary

John R. Hebble*

o     Treasurer

Caroline Pearson*

o     Assistant Secretary


*Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291


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About the Fund's Adviser





SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com


A member of the [LOGO] Zurich Financial Group



Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

RT060100
60-6-10

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com